Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Taxes Payable [Abstract]
VAT payable	¥ 14,634		¥ 30,582
Withholding individual income taxes for employees	16,680		14,724
Enterprise income taxes payable	14,036		7,656
Others	5,558		361
Total	¥ 50,908	$ 7,381	¥ 53,323